Exhibit 10.18

Supplemental Agreement of Lease Agreement for Health Products Production Workshops

This Agreement is entered in Wuqing Tianjin on the 31 day of December 2007.

Party A: Tianjin Tianshi Biological Development Co., Ltd.
Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120000400036644
Legal Representative: Yiqun Wu

Party B: Tianjin Tianshi Biological Engineering Co., Ltd.
Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120222000001336
Legal Representative: Yiqun Wu

After sufficient negotiations, Party A and Party B agree to make the following amendments to the “Lease Agreement for Health Products production Workshops” (the “Lease Agreement”) which was entered into by Party A and Party B in Wuqing Tianjin on the 31st day of October 2007.

1. The Leased Workshops in the Article 1.1 of the Lease Agreement is amended to as follows. The total size of the Leased Workshops which Party A and Party B acknowledged and agreed is amended to as 1,769.70 square meters.

No.	Floor	Size (Square Meters)
1	The First Floor of Workshop 2, Mixing Materials	130.50
2	The Third Floor of Workshop 2, Tea Bags	1,639.20
3	Total	1,769.70

2. The Article 4.1 of the Lease Agreement is amended to as “The rents is RMB Twenty Four point Five (RMB24.5) per square meter per month, RBM Forty Three Thousand Three Hundred and Fifty Seven (RMB43, 357) per month, and RMB One Million Forty Hundred Thousand Five Hundred and Eighty Three (RBM1, 040,583) in total through the lease term”.

Any inconsistencies between this Supplemental Agreement and the Lease Agreement shall, if any, be performed pursuant to this Supplemental Agreement. Any issue not referred to in this Supplemental Agreement shall be performed in accordance with the Lease Agreement.

This Supplemental Agreement which acts as a supplement to the Lease Agreement has the same legal effect as the Lease Agreement and will be terminated or rescinded when the Lease Agreement is terminated or rescinded.

This Supplemental Agreement will become effective as of the day on which this Supplemental Agreement is signed and sealed by Party A and Party B.

This Agreement executes in two copies and each party takes one, which shall be in the same legal effect.

Party A: Tianjin Tianshi Biological Development Co., Ltd

[COMPANY SEAL AFFIXED]

Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120000400036644
Legal Representative: Yiqun Wu
/s/ Yiqun Wu

Party B: Tianjin Tianshi Biological Engineering Co., Ltd

[COMPANY SEAL AFFIXED]

Address: No.6 Yuanquan Road, Wuqing New-tech Industry Park, Tianjin
Business License Number: 120222000001336
Legal Representative: Yiqun Wu
/s/ Yiqun Wu